EXHIBIT 10.1

                                             December 16, 2002
                                     DART 2000-1 DISTRIBUTION SUMMARY

                                             Collection Account

Wire/Deposit to:                           In consideration of:                        In the amount of:
----------------                           --------------------                        -----------------
1.  Premier Auto Finance, Inc.             Reimburse Previous Advances                              0.00
                                           Excess Coverage                                          0.00

2.  Bank of New York                       Indenture Trustee Fee                                    0.00

3.  Chase                                  Owner Trustee Fee                                        0.00

4.  Premier Auto Finance, Inc.             Servicing Fees                                     141,012.27
                                                                                       -----------------
                                           Late Fees                                           63,613.88
                                           Total Servicing Fees                               204,626.15

5.  Note Distribution Account              Note Interest                                      930,752.10

6.  Certificate Distribution Account       Certificate Interest                                87,068.70

7.  Note Distribution Account              Principal Payable                               11,749,557.48

8.  Certificate Distribution Account       Principal Payable                                        0.00

9.  Reserve Fund                           Funding                                                  0.00

                                                                                       -----------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                              12,972,004.43
                                                                                       =================

                                                Reserve Account

Wire/Deposit to:                           In consideration of:                        In the amount of:
----------------                           --------------------                        -----------------

1. Collection Account                      Collection Shortfall                               104,316.38

2. Premier Auto Finance, Inc.              Excess Reserve Release                                   0.00

                                                                                       -----------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                 104,316.38
                                                                                       =================

/S/ Kevin P. Diamond
--------------------------
Senior Vice President

/S/ David C. Greenberg
--------------------------
CEO                                                                                      January 6, 2003
                                                                                                 4:54 AM

                                               Dealer Auto Receivables Owner Trust 2000-1

                      190,000,000.00             6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
                      274,000,000.00             7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
                      168,000,000.00             7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
                       83,251,000.00             7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
                       24,470,000.00             7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
                       13,175,591.56             7.93% Dealer Auto Receivables Asset- Backed Certificates

                                                                Monthly Report
                                                For the December 16, 2002 Distribution Date
A    Calculation of Available Amounts

     1   Available Principal (as defined in Article I of the Sale and Servicing Agreement)                          $11,077,338.77
                                                                                                          -------------------------
     2   Available Interest (as defined in Article I of the Sale and Servicing Agreement)                            $1,726,735.40
                                                                                                          -------------------------
     3   Available Amounts (l. plus 2.)                                                                             $12,804,074.17
                                                                                                          -------------------------

B    Calculation of Principal Distributable Amount                                                                  $11,749,557.48
                                                                                                          -------------------------
      (as defined in Article I of the Sale and Servicing Agreement)

C    Calculation of Note Monthly Principal Distributable Amount                                                     $11,749,557.48
                                                                                                          -------------------------

     1   Note Percentage for such Distribution Date

     (a)    for each Distribution Date to but excluding the Distribution Date on which the
            principal amount of the Class B Notes is reduced to zero                                                       100.00%
                                                                                                          -------------------------

     (b)    after the principal amount of the Class B Notes have been reduced to zero                                        0.00%
                                                                                                          -------------------------

     2  Principal Distributable Amount (from B)                                                                     $11,749,557.48
                                                                                                          -------------------------

     3   Note Monthly Principal Distributable Amount for

         (a)Class A-1 Notes                                                                                                  $0.00
                                                                                                          -------------------------

         (b)Class A-2 Notes                                                                                                  $0.00
                                                                                                          -------------------------

         (c)Class A-3 Notes                                                                                         $11,749,557.48
                                                                                                          -------------------------

         (d)Class A-4 Notes                                                                                                  $0.00
                                                                                                          -------------------------

         (e)Class B Notes                                                                                                    $0.00
                                                                                                          -------------------------

         (f)Note Principal Carryover Shortfall                                                                               $0.00
                                                                                                          -------------------------

D    Calculation of Note Monthly Interest Distributable Amount

     1   Class A-1 Interest Rate                                                                                             6.69%
                                                                                                          -------------------------

     2   Class A-2 Interest Rate                                                                                             7.01%
                                                                                                          -------------------------

     3   Class A-3 Interest Rate                                                                                             7.07%
                                                                                                          -------------------------

     4   Class A-4 Interest Rate                                                                                             7.12%
                                                                                                          -------------------------

     5   Class B Interest Rate                                                                                               7.46%
                                                                                                          -------------------------
                                                                Page 4 of 9

     6   Class A-1 Note Interest Distributable Amount                                                                        $0.00
                                                                                                          -------------------------

     7   Class A-2 Note Interest Distributable Amount                                                                        $0.00
                                                                                                          -------------------------

     8   Class A-3 Note Interest Distributable Amount                                                                  $284,674.34
                                                                                                          -------------------------

     9   Class A-4 Note Interest Distributable Amount                                                                  $493,955.93
                                                                                                          -------------------------

     10   Class B Note Interest Distributable Amount                                                                   $152,121.83
                                                                                                          -------------------------

     11   Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                                   $0.00
                                                                                                          -------------------------

     12   Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)              $930,752.10
                                                                                                          -------------------------

E    Calculation of Note Distributable Amount (sum of C.3 plus D.12.)                                               $12,680,309.58
                                                                                                          -------------------------

F    Calculation of Certificate Principal Distributable Amount

     1   Certificate Balance                                                                                        $13,175,591.56
                                                                                                          -------------------------

     2   Principal Distributable Amount                                                                                      $0.00
                                                                                                          -------------------------

     3   Certificate Percentage for each respective Distribution Date

     3   (a)for each Distribution Date to but excluding the Distribution Date on which the Principal
            Amount of the Class B Notes is reduced to zero                                                                   0.00%
                                                                                                          -------------------------

     3   (b)on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                          -------------------------

     3   (c)thereafter                                                                                                     100.00%
                                                                                                          -------------------------

     4   (a)Principal Distributable Amount multiplied by the Certificate Percentage for such
            Distribution Date                                                                                                $0.00
                                                                                                          -------------------------

     4   (b)Certificate Principal Carryover Shortfall for such Distribution Date                                             $0.00
                                                                                                          -------------------------

     5   Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                            $0.00
                                                                                                          -------------------------

G    Calculation of Certificate Interest Distributable Amount

     1   Certificate Pass-Through Rate                                                                                       7.93%
                                                                                                          -------------------------

     2   (a)Certificate Monthly Interest Distributable Amount                                                           $87,068.70
                                                                                                          -------------------------

     2   (b)Certificate Interest Carryover Shortfall for such Distribution Date                                              $0.00
                                                                                                          -------------------------

     3   Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                             $87,068.70
                                                                                                          -------------------------


H    Calculation of Certificate Distributable Amount (sum of F.5 and G.3)                                               $87,068.70
                                                                                                          -------------------------

I    Fees

     1   The Monthly Servicing Fee for such Distribution Date                                                          $141,012.27
                                                                                                          -------------------------
     (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the
      beginning of the preceding Distribution Date)

     2   Late Payment Penalty Fees for such Distribution Date                                                           $63,613.88
                                                                                                          -------------------------

     3   Extension Fees for such Distribution Date                                                                           $0.00
                                                                                                          -------------------------
                                                                Page 5 of 9

     4   Indenture Trustee Fee for such Distribution Date                                                                    $0.00
                                                                                                          -------------------------

     5   Owner Trustee Fee for such Distribution Date                                                                        $0.00
                                                                                                          -------------------------


J    Calculation of the Available Amounts for such Distribution Date

     1  The amount of funds deposited into the Collection Account pursuant to Section 5.05(b) of the Sale
     and Servicing Agreement with respect  to the related Due Period                                                 12,867,688.05
                                                                                                          -------------------------

     a      All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees for
            related Due Period                                                                                     $ 12,196,359.43
                                                                                                          -------------------------

     b      All Net Liquidation Proceeds                                                                               $667,012.82
                                                                                                          -------------------------

     c      The aggregate of the Repurchase Prices for Contracts required to be repurchased by the
            Depositor as described in Section 7.05 of the Sale and Servicing Agreement                                       $0.00
                                                                                                          -------------------------

     d      All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement                      304.63
                                                                                                          -------------------------

     e      All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                                    $0.00
                                                                                                          -------------------------

     f      All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale
            and Servicing Agreement                                                                                       4,011.17
                                                                                                          -------------------------

     g      Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)                $ 12,867,688.05
                                                                                                          -------------------------
             (the sum of a. through f.)

     2  The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses
     (i) through (iii) of Section 7.03(a) of the Sale and Servicing Agreement with respect to related
     Due Period                                                                                                        $204,626.15
                                                                                                          -------------------------

     a      Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with Section 7.02
             of the Sale and Servicing Agreement                                                                                 -
                                                                                                          -------------------------

     b      Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period              $204,626.15
                                                                                                          -------------------------

     c      Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for the
            related Due Period                                                                                               $0.00
                                                                                                          -------------------------

     d      Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period                   $0.00
                                                                                                          -------------------------


     e      Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) Section 7.03(a) of the Sale and Servicing Agreement with respect to
            the related Due Period (sum of a. through d.)                                                              $204,626.15
                                                                                                          -------------------------

     3  The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
     Date available to pay Note Distributable Amounts  and Certificate Distributable Amounts                        $12,663,061.90
                                                                                                          -------------------------
      (1(g) minus 2(e))

K    The shortfall of Available Amounts for such Distribution Date to pay either the Note
     Distributable Amount or the Certificate Distributable Amount                                                      $104,316.38
                                                                                                          -------------------------
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Interest Distributable Amount                                                                                      $0.00
                                                                                                          -------------------------

                                                                Page 6 of 9

M    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Interest Distributable Amount                                                                               $0.00
                                                                                                          -------------------------

N    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Principal Distributable Amount                                                                               $104,316.38
                                                                                                          -------------------------

O    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Principal Distributable Amount                                                                              $0.00
                                                                                                          -------------------------

P    Interest Earnings on the Reserve Fund.                                                                              $1,661.19
                                                                                                          -------------------------

Q    The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals
     therefrom on such Distribution Date                                                                              7,474,115.96
                                                                                                          -------------------------

R The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class
     A-4 Notes and the Class B Notes and the Certificate Balance as of such Distribution Date, and (ii) the greater of:

     (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class
     B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class
     A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate
     Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)  1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                            10,235,235.99
                                                                                                          -------------------------

S    The Pool Factor
                                 Factor immediately Before      Factor immediately After
                                 such Distribution Date         such Distribution Date

            Class A-1 Note       1      0.0000000               7        0.0000000
                                   ---------------                -----------------

            Class A-2 Note       2      0.0000000               8        0.0000000
                                   ---------------                -----------------

            Class A-3 Note       3      0.2876079               9        0.2176701
                                   ---------------                -----------------

            Class A-4 Note       4      1.0000000              10        1.0000000
                                   ---------------                -----------------

            Class B Note         5      1.0000000              11        1.0000000
                                   ---------------                -----------------

            Certificate          6      1.0000000              12        1.0000000
                                   ---------------                -----------------

T    Delinquent Contracts

     1    31-60 Days                                                                                  958            $7,466,001.49
                                                                                        -------------------------------------------

     2    61-90 Days                                                                                  165            $1,224,163.60
                                                                                        -------------------------------------------

     3    91 or More Days                                                                              77              $606,735.21
                                                                                        -------------------------------------------

            Total Delinquent Receivables                                                            1,200            $9,296,900.30
            61+ Days Delinquencies as Percentage of Receivables                                                              1.16%

            Delinquency Ratio for Second Preceding Collection Period                                                         1.05%
            Delinquency Ratio for Preceding Collection Period                                                                1.11%
            Delinquency Ratio for Current Collection Period                                                                  1.16%
            Average Delinquency Ratio                                         (Reserve Fund Trigger Event >= 2.0%)           1.11%

                                                                Page 7 of 9

U    Defaulted Contracts

     1   Total Defaulted Contracts for the Due Period                                                 164             1,240,014.74
                                                                                                          -------------------------

     2   Identity (attach)

     3   Liquidation proceeds for the Due Period                                                                       $694,651.72
                                                                                                          -------------------------

     4   Liquidation expenses for the Due Period                                                                         27,638.90
                                                                                                          -------------------------

     5   Net Liquidation Proceeds for the Due Period                                                                   $667,012.82
                                                                                                          -------------------------

     6   Net Liquidation Losses for the Due Period                                                                     $573,001.92
                                                                                                          -------------------------

            Pool Balance at Beginning of Collection Period                                                        $ 169,214,726.48
            Net Loss Ratio for Current Collection Period                                                                     4.06%

            Net Loss Ratio for Second Preceding Collection Period                                                            2.16%
            Net Loss Ratio for Preceding Collection Period                                                                   4.35%
            Net Loss Ratio for Current Collection Period                                                                     4.06%
            Average Net Loss Ratio                                            (Reserve Fund Trigger Event >= 2.5%)           3.52%

V    Advances

     1   Unreimbursed Advances prior to such Distribution Date                                                         $111,054.83
                                                                                                          -------------------------

     2   Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed
         Advances                                                                                                        80,625.84
                                                                                                          -------------------------

     3   Amount of Delinquent Interest for the related Due Period                                                        80,930.47
                                                                                                          -------------------------

     4   Amount of new Advances on such Distribution Date (if such amount is less than the amount of
         Delinquent                                                                                                         304.63
                                                                                                          -------------------------
        Interest, attach the certificate required by Section 7.02 of the Sale and Servicing Agreement)

     5   Total of unreimbursed Advances after new Advances on such Distribution Date                                   $111,359.46
                                                                                                          -------------------------

W    Repurchased Contracts

     1   Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing
         Agreement                                                                                                               0
                                                                                                          -------------------------

     2   Principal Amount of such Contracts                                                                                  $0.00
                                                                                                          -------------------------

     3   Related Repurchase Price of such Contracts                                                                          $0.00
                                                                                                          -------------------------

X    Contracts

     1   Number of Contracts as of beginning of Due Period                                                                  24,540
                                                                                                          -------------------------

     2   Principal Balance of Contracts as of beginning of Due Period                                              $169,214,726.48
                                                                                                          -------------------------

     3   The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                          11.81%
                                                                                                          -------------------------

     4   The weighted average remaining term to maturity of the Contracts as of the beginning of the Due
         Period                                                                                                              26.45
                                                                                                          -------------------------

     5   Number of Contracts as of end of Due Period                                                                        23,393
                                                                                                          -------------------------

     6   Principal Balance of Contracts as of end of Due Period                                                    $157,465,169.00
                                                                                                          -------------------------

     7   The weighted average Contract Rate of the Contracts as of the end of the Due Period                                11.84%
                                                                                                          -------------------------

     8   The weighted average remaining term to maturity of the Contracts as of the end of the Due Period                    25.77
                                                                                                          -------------------------

                                                                Page 8 of 9

                                Net Loss Addendum

For the Period Ending November 30, 2002              Reported         Actual*
Servicing Report Dated December 16, 2002                8K              Loss
                                                    ----------       ---------
Net Loss Ratio for Current Month                       4.06%           3.24%
Net Loss Ratio for Previous Month                      4.35%           3.57%
Net Loss Ratio for 2nd Previous Month                  2.16%           3.52%
Net Loss Ratio Three Month Average                     3.52%           3.44%

                       Section "U" of Servicer Certificate


The difference between the Reported 8K and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:
1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing Agreement states:
     "Defaulted Contract" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; provided, however, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:
1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.

2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.

*Losses as determined according to the Servicer's customary servicing procedures.

                                   Page 9 of 9